                        Annual Report / October 31, 2001

                            AIM STRATEGIC INCOME FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                      THE CHESS GAME BY ALICE KENT STODDARD

        CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, IN WHICH PLANNING

        THE MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE GOAL

        OF WINNING THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS FUND'S

      MANAGEMENT TEAM CAREFULLY WEIGHS ITS OPTIONS AND CHOOSES SECURITIES

         FOR THE PORTFOLIO THAT WILL HELP THE FUND REACH ITS OBJECTIVE.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The J.P. Morgan Global Government Bond Index is a market-value-weighted average of government bonds from 13 major developed bond markets; it is measured in U.S. dollars, and it reflects the results of reinvested coupons.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                           AIM STRATEGIC INCOME FUND

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.


YOUR FUND'S PERFORMANCE
Your fund produced positive total return. For example, at net asset value, Class A shares of AIM Strategic Income Fund produced total return of 2.05%. While the fund underperformed the Lehman Aggregate Bond Index, keep in mind that that index is strictly domestic and strictly investment grade. Your fund's portfolio is more diverse, including both overseas and some high yield investments, but very few U.S. government issues. The high yield segment of the bond market produced negative returns for the fiscal year.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

                           AIM STRATEGIC INCOME FUND

AIM STRATEGIC INCOME FUND POSTS POSITIVE RESULTS

HOW WAS THE FUND'S PERFORMANCE AFFECTED BY THE WORLDWIDE ECONOMIC SLOWDOWN?
The fund continued to meet its primary objective of providing current income. As of the end of the fiscal year on October 31, 2001, its 30-day distribution rates at maximum offering price were 7.95% for Class A shares, 7.63% for Class B shares and 7.64% for Class C shares. Its 30-day SEC yield at maximum offering price was 7.57% for Class A shares and 7.27% for Class B and Class C shares.
    Both the slowdown and its effects on equity and debt securities have been worldwide. High volatility in the stock market created a wave of risk aversion, impelling many investors to move money to bonds--but only the least risky ones. Consequently, prices of high-quality bonds rose, while the riskier high yield bonds lagged. Overseas, high-quality bonds in developed markets performed best; developing-market bonds made gains earlier in the year, but declined in the third quarter. The fund, with its mix of bond types, saw its value rise for the year, but not dramatically.
    Total returns for the year (excluding sales charges) were 2.05% per share for Class A shares and 1.47% per share for Class B and Class C shares. This outcome lagged the 14.56% return of the fund's index, the Lehman Aggregate Bond Index, because this broad index contains only high-grade domestic government and corporate bonds, while AIM Strategic Income Fund additionally holds high yield bonds and foreign bonds, and almost no government bonds except mortgage-backed issues.
    It is also worth noting that bond investors were virtually the only ones who saw any positive returns at all during this fiscal year. Most equity indexes had losses, some very large. The S&P 500 returned -24.89% for the 12 months ended 10/31/01, and the Nasdaq posted a -49.84% return, losing virtually half its value.

HOW DID THE FEDERAL RESERVE'S RATE CUTS AFFECT THE FUND?
To reinvigorate the economy, the Fed began cutting the U.S. target fed funds rate in January, and made nine cuts by the end of October. The European Central Bank also cut rates several times during the year. Historically, declining interest rates have provided a powerful impetus to the economy, but have required six to 12 months to show effects. Rate reductions also increase the value of existing bonds, since their interest rates are higher, so the rate movements were advantageous to the fund. The economy, on the other hand, has been slow to respond.

WHY HAS THE ECONOMY'S RESPONSE TO THE CUTS BEEN SO SLUGGISH?
Rate cuts stimulate economies by encouraging additional spending. They do this by making it less expensive to borrow money, but in this slowdown (unlike most) there is little demand for additional borrowing because the main problem is excess capacity. When the boom ended, many firms discovered they had overbuilt. As demand for their products and services slid, cutting their earnings and profits, they reduced spending and cut jobs. Consumers spent more cautiously as they became concerned about job security, further decreasing demand. This situation will work itself out, but it will take some time.

YOUR FUND AT A GLANCE

AIM Strategic Income Fund seeks to provide high current income with the potential for long-term growth of capital.

                                 [COVER IMAGE]

INVESTMENT STYLE: Fixed Income

o   Takes a multi-sector approach
o Invests in U.S. government and corporate bonds, high yield bonds and government and corporate bonds of developed and developing countries
o   Favors intermediate-term instruments of medium quality

YIELD ADVANTAGE

30-Day Yield
As of 10/31/01

================================================================================

5-Year U.S. Treasury Notes                      3.51%

10-Year U.S. Treasury Notes                     4.27%

AIM Strategic Income Fund Class A Shares        7.57%

================================================================================

                           AIM STRATEGIC INCOME FUND

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                  COUPON   MATURITY  % OF PORTFOLIO    TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Federal Home Loan Mortgage Corp.              6.50%     12/31        4.7%         1. Broadcasting & Cable TV              11.1%
    (FHLMC), Pass Through Ctfs., TBA

 2. Federal National Mortgage Association         6.50      12/31        2.9          2. Sovereign Debt                        9.4
    (FNMA), Pass Through Ctfs., TBA

 3. Republic of Brazil, Bonds                     8.88      04/24        2.3          3. Electric Utilities                    9.2

 4. News America Holdings, Inc., Putable Notes    8.45      08/34        2.2          4. Oil & Gas Exploration & Production    8.5

 5. Republic of Brazil, Unsub. Notes             14.50      10/09        2.0          5. Banks                                 5.4

 6. News America Holdings, Inc., Sr. Gtd. Deb.    9.25      02/13        2.0          6. Publishing & Printing                 4.2

 7. Texas-New Mexico Power Co., Sr. Sec. Notes    6.25      01/09        1.7          7. Multi-Utilities                       3.3

 8. Intermedia Communications Inc. Series B,      9.50      03/09        1.6          8. Diversified Financial Services        2.9
    Sr. Unsec. Notes

 9. Waste Management, Inc., Putable Unsec. Notes  7.10      08/26        1.6          9. Casinos & Gaming                      2.6

10. Mirant Trust I-Series A, 3.13 Conv. Pfd.         -          -        1.5         10. Wireless Telecommunication Services   2.5

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

====================================================================================================================================

HOW DID BOND MARKET TRENDS AFFECT VARIOUS SECTORS WITHIN THE FUND?
AIM Strategic Income Fund benefited significantly from its weighting of approximately 62% in high-quality corporate bonds, which were the market's best performers during the fiscal year, reflecting investors' increasing risk aversion.
    The fund's weighting in high yield bonds, which was about 38%, boosts performance during times of economic growth but turned out to be a hindrance for most of this year, as growth continued to brake and finally went into reverse. Immediately after the terrorist attacks, a flight to quality led to steeper yield curves. Yield spreads widened dramatically for spread products, a typical reaction during a risk-averse atmosphere, with higher spreads on lower-rated paper.

WHAT CHANGES DID THE STRATEGIC INCOME FUND MAKE IN RESPONSE TO THESE TRENDS?
The fund continued to maintain a balance of investment-grade, high yield and foreign holdings. Changes among the fund's domestic holdings were relatively moderate. The top sectors at the end of the fiscal year were industrial, finance and utilities, as they were a year ago.
    Non-U.S. issues declined from over 20% of net assets at the beginning of the fiscal year to less than 15% at the end because the strong dollar made domestic bonds more productive contenders. Emerging-market debt made up a somewhat smaller proportion of international holdings on October 31, 2001 than a year earlier.

HOW WAS THE ECONOMIC AND MARKET CLIMATE AT THE END OF THE FISCAL YEAR? Uncertainty characterized the situation for markets and the economy. The nation's gross domestic product (GDP) declined -1.1% in the third quarter of 2001, the largest decline in a decade. As companies cut more than 400,000 jobs in October, the nation's unemployment rate rose to 5.4% from 4.9% in September. The continued terrorism threat eroded consumer confidence, further depressing spending in an already disappointing third quarter. However, consumer spending showed an uptick in October.
    There were other positive signals as well. Though the terrorist attacks of September 11 certainly dimmed the prospects for a quick turnaround in the economy or the markets, the U.S. economy remained fundamentally sound. Inflation remained low, and oil prices continued to decline, reducing fuel costs for corporations and consumers. Congress and the White House were working on an economic stimulus package. The Fed maintained its bias toward cutting interest rates to stimulate business expansion and consumer spending. This is a favorable indication for AIM Strategic Income Fund, as bonds typically do well during periods of declining interest rates.
    Times of uncertainty typically create volatility in equity markets, enhancing the attractiveness--and the prices--of fixed-income investments. World markets reflected the view that the United States, with its aggressive easing of fiscal and monetary policy, would be the first to emerge from recession. Many economists predict several more months of weak corporate earnings before an upturn, but as always, timing is impossible to predict accurately.

          See important fund and index disclosures inside front cover.

                           AIM STRATEGIC INCOME FUND

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
10 Years                     5.66%
 5 Years                     0.07
 1 Year                     -2.82

CLASS B SHARES
Inception (10/22/92)         4.91%
 5 Years                     0.11
 1 Year                     -3.24

CLASS C SHARES
Inception (3/1/99)          -1.31%
 1 Year                      0.53

In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 9/30/01 (the most recent calendar quarter end), which are as follows. Class A shares, one year, -8.18%; five years, -0.12%; ten years, 5.25%. Class B shares, one year, -8.73%; five years, -0.09%; inception (10/22/92), 4.64%. Class C shares, one year, -5.28%;
inception (3/1/99), -2.35%.

BECAUSE OF RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

RESULTS OF A $10,000 INVESTMENT
10/31/91-10/31/01

================================================================================
       Fund Class          Lehman                 JP Morgan
        A Shares     Aggregate Bond Index    Global Govt. Bond Index

10/91     9525            10000                    10000
         10584             9867                     9750
10/93    14498            11038                    10823
         12985            10633                    11107
10/95    13382            12297                    12812
         16460            13014                    13594
10/97    18007            14173                    14068
         17393            15494                    15894
10/99    17403            15575                    15425
         16994            16711                    14707
10/01    17349            19147                    16079

                                                           Source:  Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
This chart compares AIM Strategic Income Fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 10/31/91-10/31/01.
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the Lehman Aggregate Bond Index or the JP Morgan Global Government Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the indexes does not reflect the effects of taxes either.

                           AIM STRATEGIC INCOME FUND

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS
  & NOTES-75.44%

AEROSPACE & DEFENSE-0.35%

Dunlop Standard Aerospace Holdings PLC
  (United Kingdom), Sr. Unsec. Sub. Yankee
  Notes, 11.88%, 05/15/09                      $  400,000   $    396,000
========================================================================

AIRLINES-0.19%

Northwest Airlines Inc., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06                          280,000        212,492
========================================================================

ALTERNATIVE CARRIERS-1.82%

Intermedia Communications Inc.
  Series B, Sr. Sub. Disc. Notes, 12.25%,
    03/01/09(a)                                   230,000        200,675
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.50%, 03/01/09   1,750,000      1,841,875
========================================================================
                                                               2,042,550
========================================================================

APPAREL & ACCESSORIES-0.09%

William Carter Co. (The), Sr. Sub. Notes
  10.88%, 08/15/11(b)                              95,000        100,225
========================================================================

AUTOMOBILE MANUFACTURERS-0.26%

Ford Holdings, Inc., Unsec. Gtd. Unsub. Deb.,
  9.30%, 03/01/30                                 250,000        293,787
========================================================================

BANKS-5.35%

First Union Corp., Putable Unsec. Sub. Deb.,
  6.55%, 10/15/35                                 900,000        952,884
------------------------------------------------------------------------
  7.50%, 04/15/35                               1,200,000      1,298,328
------------------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub. Notes, 7.13%,
  12/01/09                                        600,000        650,340
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub.
  Deb., 8.25%, 11/01/24                           725,000        832,829
------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
  7.75%, 09/15/24                               1,500,000      1,620,735
------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub.
  Notes, 8.25%, 04/01/10                          575,000        656,506
========================================================================
                                                               6,011,622
========================================================================

BROADCASTING & CABLE TV-9.69%

Adelphia Communications Corp.
  Sr. Unsec. Notes, 10.88%, 10/01/10              550,000        525,250
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 9.88%, 03/01/07     140,000        133,000
------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
  Notes, 7.88%, 07/15/09                        1,080,000      1,110,553
------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                                 750,000        778,327
------------------------------------------------------------------------
Callahan Nordrhein Westfalen (Germany), Sr.
  Unsec. Yankee Notes, 14.00%, 07/15/10           450,000        299,250
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
BROADCASTING & CABLE TV-(CONTINUED)

CanWest Media Inc. (Canada), Sr. Sub. Yankee
  Notes, 10.63%, 05/15/11()                    $  310,000   $    327,050
------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.75%, 10/01/09                                420,000        443,100
------------------------------------------------------------------------
  11.13%, 01/15/11                                220,000        233,750
------------------------------------------------------------------------
CSC Holdings Inc.
  Sr. Unsec. Deb.,
    7.88%, 02/15/18                             1,250,000      1,170,137
------------------------------------------------------------------------
  Sr. Unsec. Notes,
    7.25%, 07/15/08                               500,000        503,995
------------------------------------------------------------------------
    7.88%, 12/15/07                               775,000        812,301
------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes,
    7.63%, 04/01/11                               600,000        606,888
------------------------------------------------------------------------
    8.13%, 07/15/09                               400,000        416,912
------------------------------------------------------------------------
Diamond Cable Communications PLC (United
  Kingdom)
  Sr. Unsec. Disc. Yankee Notes, 10.75%,
    02/15/07(a)                                   500,000        207,500
------------------------------------------------------------------------
  Sr. Unsec. Disc. Yankee Unsub. Notes,
    13.25%, 09/30/04(a)                           250,000        146,250
------------------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes, 11.50%,
  02/01/06                                        700,000        430,500
------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec.
  Gtd. Euro Notes, 13.00%, 05/01/09               300,000        211,500
------------------------------------------------------------------------
Pegasus Communications Corp.-Series B, Sr.
  Notes, 9.63%, 10/15/05                          500,000        422,500
------------------------------------------------------------------------
TCI Communications, Inc., Sr. Unsec. Deb.,
  8.75%, 08/01/15                                 500,000        595,985
------------------------------------------------------------------------
Time Warner Inc.
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24           305,000        316,099
------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23                  1,000,000      1,202,900
========================================================================
                                                              10,893,747
========================================================================

BUILDING PRODUCTS-0.36%

MMI Products, Inc.-Series B, Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                         460,000        407,100
========================================================================

CASINOS & GAMING-2.58%

Ameristar Casinos, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 10.75%, 02/15/09                         400,000        422,000
------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Unsec. Notes, 9.25%,
  08/01/09(b)                                     210,000        208,950
------------------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr. Sec. Gtd.
  Notes, 11.25%, 05/01/07                         575,000        606,625
------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub.
  Notes, 8.75%, 04/15/09                           55,000         50,050
------------------------------------------------------------------------
MGM Mirage Inc.
  Sr. Unsec. Gtd. Notes, 8.50%, 09/15/10        1,000,000      1,000,730
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Notes, 9.75%, 06/01/07     350,000        350,000
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
CASINOS & GAMING-(CONTINUED)

Park Place Entertainment Corp., Sr. Unsec.
  Sub. Notes, 8.88%, 09/15/08                  $  265,000   $    265,000
========================================================================
                                                               2,903,355
========================================================================

COMMODITY CHEMICALS-0.17%

ISP Chemco Inc., Sr. Sub. Notes, 10.25%,
  07/01/11(b)                                     190,000        192,850
========================================================================

CONSTRUCTION & FARM MACHINERY-0.23%

AGCO Corp., Sr. Unsec. Gtd. Notes 9.50%,
  05/01/08                                        250,000        260,000
========================================================================

CONSUMER FINANCE-1.17%

Capital One Financial Corp., Unsec. Notes,
  7.25%, 05/01/06                                 750,000        747,232
------------------------------------------------------------------------
Household Finance Corp., Unsec. Notes, 8.00%,
  07/15/10                                        500,000        565,150
========================================================================
                                                               1,312,382
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.30%

Louisiana-Pacific Corp., Sr. Unsec. Sub.
  Notes 10.88%, 11/15/08                          160,000        145,600
------------------------------------------------------------------------
Tekni-Plex, Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 12.75%, 06/15/10                    215,000        194,575
========================================================================
                                                                 340,175
========================================================================

DIVERSIFIED FINANCIAL SERVICES-2.44%

FMR Corp., Bonds, 7.57%, 06/15/29 (Acquired
  04/10/01-09/28/01; Cost $1,264,767)(c)        1,200,000      1,329,396
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.-Series E,
  Medium Term Disc. Notes, 9.56%, 02/10/28(d)   2,200,000        295,350
------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04
  (Acquired 08/02/00; Cost $600,000)(c)           600,000        630,072
------------------------------------------------------------------------
Qwest Capital Funding, Bonds 7.63%, 08/03/21
  (Acquired 10/10/01; Cost $482,050)(c)           500,000        490,080
========================================================================
                                                               2,744,898
========================================================================

DRUG RETAIL-0.30%

Duane Reade, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 9.25%, 02/15/08                          350,000        341,250
========================================================================

ELECTRIC UTILITIES-8.82%

AES Corp. (The)
  Sr. Unsec. Notes,
    8.75%, 12/15/02                             1,000,000      1,012,500
------------------------------------------------------------------------
    9.50%, 06/01/09                               500,000        472,500
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
    8.75%, 06/15/08                               280,000        259,000
------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Yankee Notes, 8.50%,
  05/01/08                                        930,000        958,988
------------------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds, 9.38%,
  10/15/29                                        500,000        565,275
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Cleveland Electric Illuminating Co. (The)
  First Mortgage Bonds, 6.86%, 10/01/08        $  400,000   $    416,164
------------------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%, 11/01/17     1,000,000      1,047,320
------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Unsub. Notes,
  8.90%, 07/15/08                               1,000,000      1,037,500
------------------------------------------------------------------------
Cogentrix Energy, Inc., Sr. Unsec. Gtd.
  Notes, 8.75%, 10/15/08                          550,000        589,677
------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Notes,
  13.50%, 07/15/08(b)                             230,000        259,325
------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series H, Sr.
  Unsec. Disc. Notes, 8.50%, 07/01/10(a)        1,150,000      1,092,201
------------------------------------------------------------------------
Public Service Company of New Mexico-Series
  A, Sr. Unsec. Notes, 7.10%, 08/01/05            300,000        316,044
------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
  6.25%, 01/15/09                               2,000,000      1,883,920
========================================================================
                                                               9,910,414
========================================================================

ENVIRONMENTAL SERVICES-1.90%

Allied Waste North America Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.00%, 08/01/09        370,000        375,550
------------------------------------------------------------------------
Waste Management, Inc., Putable Unsec. Notes,
  7.10%, 08/01/26                               1,675,000      1,760,844
========================================================================
                                                               2,136,394
========================================================================

GAS UTILITIES-1.01%

Northern Border Partners, L.P., Sr. Unsec.
  Gtd. Notes, 7.10%, 03/15/11                     500,000        526,420
------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb.,
  7.63%, 04/01/37                                 300,000        307,224
------------------------------------------------------------------------
TransCanada Pipelines Ltd. (Canada), Yankee
  Deb., 8.63%, 05/15/12                           250,000        298,412
========================================================================
                                                               1,132,056
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.27%

Fresenius Medical Care Capital Trust, Sec.
  Gtd. Pfd. Notes, 7.88%, 06/15/11                195,000        196,950
------------------------------------------------------------------------
Vanguard Health Systems, Inc., Sr. Sub.
  Notes, 9.75%, 08/01/11(b)                       100,000        105,750
========================================================================
                                                                 302,700
========================================================================

HEALTH CARE FACILITIES-0.22%

Magellan Health Services, Inc., Sr. Notes,
  9.38%, 11/15/07(b)                               95,000        100,225
------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Sub. Notes,
  9.50%, 06/15/09                                 140,000        141,750
========================================================================
                                                                 241,975
========================================================================

HOMEBUILDING-0.37%

K Hovnanian Enterprises, Inc., Sr. Unsec.
  Gtd. Notes, 10.50%, 10/01/07                    400,000        410,000
========================================================================

HOTELS-0.12%

Sun International Hotels Ltd., Sr. Sub.
  Notes, 8.88%, 08/15/11(b)                       150,000        138,750
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INDUSTRIAL MACHINERY-0.11%

Hanover Equipment Trust 2001 A, Sr. Sec.
  Notes,
  8.50%, 09/01/08(b)                           $   90,000   $     94,950
------------------------------------------------------------------------
  8.75%, 09/01/11(b)                               30,000         31,500
========================================================================
                                                                 126,450
========================================================================

INTEGRATED OIL & GAS-1.39%

El Paso CGP Co., Sr. Putable Unsec. Deb.,
  6.70%, 02/15/27                                 400,000        418,392
------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Putable Deb.,
  9.25%, 08/01/19                                 950,000      1,145,624
========================================================================
                                                               1,564,016
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.26%

KMC Telecom Holdings, Inc., Sr. Unsec. Notes,
  13.50%, 05/15/09                                400,000         42,000
------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable
  Deb., 7.13%, 06/15/27                           500,000        522,130
------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%,
  08/15/10                                        425,000        312,375
------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group, Bonds, 8.25%,
  05/15/31                                        525,000        534,476
========================================================================
                                                               1,410,981
========================================================================

INTERNET SOFTWARE & SERVICES-0.12%

Globix Corp., Sr. Unsec. Notes, 12.50%,
  02/01/10                                        630,000        129,150
========================================================================

LIFE & HEALTH INSURANCE-0.67%

Conseco, Inc., Sr. Unsec. Notes, 8.75%,
  02/09/04                                        175,000         90,125
------------------------------------------------------------------------
Prudential Funding, LLC, Medium Term Notes,
  6.60%, 05/15/08 (Acquired 05/09/01; Cost
  $299,652)(c)                                    300,000        315,675
------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23           335,000        346,949
========================================================================
                                                                 752,749
========================================================================

MULTI-UTILITIES-1.83%

Dynegy Holdings Inc., Sr. Unsec. Deb., 7.13%,
  05/15/18                                      1,000,000        990,820
------------------------------------------------------------------------
Williams Cos., Inc. (The), Sr. Putable Unsec.
  Notes, 6.75%, 01/15/06                          500,000        522,845
------------------------------------------------------------------------
Williams Gas Pipeline Center Inc., Sr. Notes,
  7.38%, 11/15/06 (Acquired 02/15/01; Cost
  $516,400)(c)                                    500,000        544,480
========================================================================
                                                               2,058,145
========================================================================

OIL & GAS DRILLING-1.25%

Global Marine Inc., Sr. Unsec. Notes, 7.13%,
  09/01/07                                        800,000        858,224
------------------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr. Unsec.
  Notes, 6.95%, 04/15/08                          525,000        546,871
========================================================================
                                                               1,405,095
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

OIL & GAS EQUIPMENT & SERVICES-1.58%

Petroleum Geo-Services A.S.A. (Norway)
  Sr. Unsec. Yankee Notes, 7.13%, 03/30/28     $  665,000   $    485,550
------------------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07                   800,000        782,064
------------------------------------------------------------------------
Smith International, Inc., Notes, 6.75%,
  02/15/11                                        500,000        507,155
========================================================================
                                                               1,774,769
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-7.42%

Anadarko Petroleum Corp., Unsec. Putable
  Deb., 7.73%, 09/15/96                         1,000,000      1,077,890
------------------------------------------------------------------------
Anderson Exploration Ltd. (Canada), Unsec.
  Sub. Yankee Notes, 6.75%, 03/15/11              375,000        377,805
------------------------------------------------------------------------
Chesapeake Energy Corp., Sr. Notes, 8.38%,
  11/01/08 (Acquired 10/26/01; Cost
  $336,923)(c)                                    340,000        340,850
------------------------------------------------------------------------
Devon Financing Corp., Unsec. Gtd. Deb.,
  7.88%, 09/30/31 (Acquired 09/28/01; Cost
  $349,230)(c)                                    350,000        356,335
------------------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec. Notes, 11.75%,
  11/15/09                                        390,000        419,250
------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec.
  Notes, 6.88%, 12/01/07                          750,000        789,278
------------------------------------------------------------------------
Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11                        1,650,000      1,664,438
------------------------------------------------------------------------
Nexen Inc. (Canada), Unsec. Unsub. Yankee
  Notes, 7.40%, 05/01/28                          500,000        525,190
------------------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec. Deb.,
  7.25%, 08/01/97                               1,300,000      1,206,842
------------------------------------------------------------------------
Pioneer Natural Resources Co.
  Sr. Unsec. Gtd. Notes, 9.63%, 04/01/10          435,000        480,675
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.25%, 08/15/07             1,060,000      1,095,627
========================================================================
                                                               8,334,180
========================================================================

OIL & GAS REFINING & MARKETING-1.57%

Petroleos Mexicanos (Mexico)
  Sr. Putable Unsec. Gtd. Yankee Bonds,
    9.38%, 12/02/08                               600,000        656,292
------------------------------------------------------------------------
  Series P, Unsec. Putable Unsub. Yankee
    Notes, 9.50%, 09/15/27                      1,000,000      1,112,040
========================================================================
                                                               1,768,332
========================================================================

PERSONAL PRODUCTS-0.26%

Elizabeth Arden, Inc., Sr. Sec. Notes,
  11.75%, 02/01/11                                300,000        289,500
========================================================================

PHARMACEUTICALS-0.99%

Warner Chilcott, Inc.-Series B, Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08                  1,000,000      1,115,000
========================================================================

PUBLISHING & PRINTING-4.23%

News America Holdings, Inc.
  Putable Notes, 8.45%, 08/01/34                2,200,000      2,434,916
------------------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13                1,850,000      2,196,542
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
PUBLISHING & PRINTING-(CONTINUED)

PRIMEDIA Inc., Sr. Unsec. Gtd. Notes, 8.88%,
  05/15/11                                     $  150,000   $    122,250
========================================================================
                                                               4,753,708
========================================================================

RAILROADS-0.52%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%,
  05/01/27                                        250,000        271,295
------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec.
  Gtd. Sub. Notes, 12.88%, 08/15/10               325,000        310,375
========================================================================
                                                                 581,670
========================================================================

REAL ESTATE INVESTMENT TRUSTS-1.34%

ERP Operating L.P., Unsec. Notes, 7.13%,
  10/15/17                                        600,000        582,348
------------------------------------------------------------------------
HealthCare REIT, Inc., Sr. Unsec. Notes,
  7.50%, 08/15/07                                 500,000        510,725
------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  8.75%, 08/15/08                                 210,000        211,050
------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.50%,
  10/01/27                                        200,000        200,270
========================================================================
                                                               1,504,393
========================================================================

REINSURANCE-0.52%

GE Global Insurance Holdings Corp., Unsec.
  Notes, 7.75%, 06/15/30                          500,000        586,725
========================================================================

SOVEREIGN DEBT-8.51%

Quebec (Province of) (Canada), Yankee Deb.,
  7.50%, 07/15/23                                 750,000        878,145
------------------------------------------------------------------------
Republic of Brazil (Brazil)
  Bonds, 11.63%, 04/15/04                       1,228,000      1,194,230
------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 8.88%, 04/15/24          4,462,000      2,576,783
------------------------------------------------------------------------
  Unsub. Notes, 14.50%, 10/15/09                2,415,000      2,283,383
------------------------------------------------------------------------
Republic of Panama (Panama), Bonds, 8.88%,
  09/30/27                                        304,000        272,225
------------------------------------------------------------------------
Republic of Turkey (Turkey)
  Bonds, 11.88%, 11/05/04                         115,000        117,013
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 12.38%, 06/15/09       115,000        107,238
------------------------------------------------------------------------
Republic of Venezuela (Venezuela)
  Unsec. Bonds, 9.25%, 09/15/27                 1,683,000      1,120,878
------------------------------------------------------------------------
  Unsec. Bonds, 9.25%, 09/15/27                   817,000        545,971
------------------------------------------------------------------------
United Mexican States-Series A (Mexico),
  Notes, 9.88%, 02/01/10                          420,000        466,200
========================================================================
                                                               9,562,066
========================================================================

SPECIALTY STORES-0.47%

United Rentals (North America) Inc., Sr.
  Unsec. Gtd. Notes, 10.75%, 04/15/08(b)          500,000        527,500
========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.60%

SBA Communications Corp., Sr. Unsec. Notes,
  10.25%, 02/01/09                                440,000        356,400
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
TELECOMMUNICATIONS EQUIPMENT-(CONTINUED)

Spectrasite Holdings, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 12.50%, 11/15/10          $  500,000   $    317,500
========================================================================
                                                                 673,900
========================================================================

TRUCKING-0.82%

Avis Group Holdings, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 05/01/09                    500,000        531,250
------------------------------------------------------------------------
North American Van Lines Inc., Sr. Sub.
  Notes, 13.38%, 12/01/09(b)                      435,000        389,325
========================================================================
                                                                 920,575
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.97%

Alamosa Delaware Inc., Sr. Unsec. Gtd. Notes,
  13.63%, 08/15/11                                300,000        310,500
------------------------------------------------------------------------
American Tower Corp., Sr. Notes, 9.38%,
  02/01/09                                        200,000        162,000
------------------------------------------------------------------------
Crown Castle International Corp.
  Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)     500,000        412,500
------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%, 08/01/11              570,000        532,950
------------------------------------------------------------------------
IWO Holdings, Inc., Sr. Unsec. Gtd. Notes
  14.00%, 01/15/11                                400,000        382,000
------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 9.50%, 02/01/11                          600,000        417,000
========================================================================
                                                               2,216,950
========================================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes (Cost
      $84,051,208)                                            84,780,576
========================================================================

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
  NOTES-7.93%

ADVERTISING-1.10%

Lamar Advertising Co., Conv. Unsec. Notes,
  5.25%, 09/15/06                               1,300,000      1,238,250
========================================================================

BIOTECHNOLOGY-0.44%

Roche Holding A.G., Conv. Putable Notes,
  0.30%, 01/19/15 (Acquired 03/10/00; Cost
  $624,812)(c)(d)                                 650,000        489,937
========================================================================

BROADCASTING & CABLE TV-1.25%

Charter Communications, Inc., Conv. Bonds,
  5.75%, 10/15/05 (Acquired 10/25/00; Cost
  $1,500,000)(c)                                1,500,000      1,400,625
========================================================================

COMPUTER HARDWARE-0.10%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Putable, Sub. Deb., 8.00%,
  05/01/03 (Acquired 03/07/00; Cost
  $480,000)(c)(e)(f)                              600,000        108,000
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.91%

Verizon Global Funding Corp.,-Series REGS,
  Conv. Sr. Euro Notes, 4.25%, 09/15/05         1,000,000      1,023,947
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.03%

Kerr-McGee Corp., Jr. Conv. Sub. Unsec. Deb.,
  5.25%, 02/15/10                               1,000,000      1,161,250
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

SEMICONDUCTOR EQUIPMENT-0.91%

ASM Lithography Holding N.V. (Netherlands),
  Conv. Yankee Bonds, 4.25%, 11/30/04
  (Acquired 04/05/00; Cost $1,507,813)(c)      $1,250,000   $  1,023,438
========================================================================

SEMICONDUCTORS-0.69%

TranSwitch Corp., Conv. Unsec. Unsub. Notes,
  4.50%, 09/12/05 (Acquired 09/06/00; Cost
  $1,250,000)(c)                                1,250,000        775,000
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.04%

Comverse Technology, Inc., Sr. Unsec. Conv.
  Sub. Notes, 1.50%, 12/02/05 (Acquired
  12/05/00; Cost $1,537,500)(c)                 1,500,000      1,128,750
------------------------------------------------------------------------
Kestrel Solutions, Conv. Sub. Notes, 5.50%,
  07/15/05 (Acquired 07/20/00; Cost
  $750,000)(c)(f)                                 750,000         37,500
========================================================================
                                                               1,166,250
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.46%

Nextel Communications, Inc., Sr. Conv. Notes,
  5.25%, 01/15/10 (Acquired 02/15/00; Cost
  $1,055,000)(c)                                1,000,000        522,500
========================================================================
    Total U.S. Dollar Denominated Convertible
      Bonds & Notes (Cost $12,847,384)                         8,909,197
========================================================================

                                               PRINCIPAL
                                               AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-2.26%

FRANCE-0.55%

Vivendi Environment (Environmental Services),
  Sr. Conv. Gtd. Bonds, 1.50%, 01/01/05  EUR      250,000        618,303
========================================================================

GERMANY-0.12%

Bundesrepublik Deutschland (Sovereign Debt),
  Bonds, 6.50%, 10/14/05                 EUR      135,000        134,137
========================================================================

NETHERLANDS-0.58%

KPNQwest N.V. (Alternative Carriers), Sr.
  Notes, 8.88%, 02/01/08                 EUR    1,100,000        654,880
========================================================================

U.S.A.-0.75%

Fannie Mae (Sovereign Debt), Notes, 7.25%,
  06/20/02                               NZD    2,000,000        835,210
========================================================================

UNITED KINGDOM-0.26%

Jazztel PLC (Integrated Telecommunication
  Services), Sr. Unsec. Euro Notes, 14.00%,
  04/01/09                               EUR    300,000        102,756
------------------------------------------------------------------------
ONO Finance PLC (Broadcasting & Cable TV),
  Sr. Unsec. Gtd. Euro Notes, 13.00%,
  05/31/09                               EUR    300,000        186,707
========================================================================
                                                                 289,463
========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $4,061,138)                                  2,531,993
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-3.28%

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc
  Series B-Pfd. Wts., expiring 11/15/09
    (Acquired 06/13/00; Cost $0)(c)(h)                960   $        528
------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
    Cost $0)(c)(h)                                    960            528
========================================================================
                                                                   1,056
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.01%

NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  11/15/00; Cost $0)(c)(h)                            425          8,500
========================================================================

MOVIES & ENTERTAINMENT-0.78%

Reliant Energy, Inc., $1.17 Conv. Pfd              17,000        873,800
========================================================================

MULTI-UTILITIES-1.50%

Mirant Trust I-Series A, $3.13 Conv. Pfd           28,300      1,686,680
========================================================================

PHARMACEUTICALS-0.95%

Pharmacia Corp.-$2.60 Conv. Pfd. ACES              27,000      1,066,500
========================================================================

RAILROADS-0.02%

Railamerica Inc.-Wts., expiring 08/15/10
  (Acquired 10/05/00; Cost $0)(c)(h)                  325         21,206
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.02%

Carrier 1 International S.A.
  (Switzerland)-Wts., expiring 02/15/09
  (Acquired 09/03/99; Cost $0)(c)(h)                  150            675
------------------------------------------------------------------------
IWO Holdings Inc.-Wts., expiring 01/15/11
  (Acquired 08/24/01; Cost $0)(c)(h)                  400         28,100
========================================================================
                                                                  28,775
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,334,476)                              3,686,517
========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-12.61%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-5.07%

Pass Through Ctfs.,
  7.00%, 07/01/29                              $   54,000         56,412
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 12/01/31                               5,109,000      5,259,077
------------------------------------------------------------------------
Unsec. Notes,
  5.13%, 10/15/08                                 165,000        170,085
------------------------------------------------------------------------
  5.50%, 09/15/11                                 200,000        209,224
========================================================================
                                                               5,694,798
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.54%

Pass Through Ctfs.,
  8.50%, 02/01/28                              $  835,204   $    900,710
------------------------------------------------------------------------
  7.50%, 08/01/29 to 04/01/31                   2,492,878      2,615,826
------------------------------------------------------------------------
Pass Through Ctfs.,
  6.50%, 10/01/16                                  54,000         56,177
------------------------------------------------------------------------
  8.00%, 06/01/31                               1,559,039      1,648,684
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  6.50%, 12/01/31                               3,110,000      3,198,440
------------------------------------------------------------------------
Unsec. Notes,
  6.00%, 05/15/11                                  54,000         58,505
========================================================================
                                                               8,478,342
========================================================================
    Total U.S. Government Agency Securities
      (Cost $13,948,245)                                      14,173,140
========================================================================

U.S. TREASURY SECURITIES-1.98%

U.S. TREASURY NOTES-1.98%

  5.00%, 08/15/11                               2,100,000      2,221,086
========================================================================
    Total U.S. Treasury Securities (Cost
      $2,167,078)                                              2,221,086
========================================================================

ASSET-BACKED SECURITIES-0.89%

DIVERSIFIED FINANCIAL SERVICES-0.48%

Citicorp Lease-Class A2, Series 1999-1, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00; Cost $493,835)(c)                     500,000        536,670
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

ELECTRIC UTILITIES-0.41%

Beaver Valley II Funding Corp., SLOBS, Deb.,
  9.00%, 06/01/17                              $  400,000   $    465,452
========================================================================
    Total Asset-Backed Securities (Cost
      $887,719)                                                1,002,122
========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.15%

STIC Liquid Assets Portfolio(i)                   646,901        646,901
------------------------------------------------------------------------
STIC Prime Portfolio(i)                           646,901        646,901
========================================================================
    Total Money Market Funds (Cost
      $1,293,802)                                              1,293,802
========================================================================
TOTAL INVESTMENTS-105.54% (Cost $123,591,050)                118,598,433
========================================================================
OTHER ASSETS LESS LIABILITIES-(5.54%)                         (6,221,287)
========================================================================
NET ASSETS-100.00%                                          $112,377,146
________________________________________________________________________
========================================================================

Investment Abbreviations:

ACES    - Automatically Convertible Equity Security
Conv.   - Convertible
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
EUR     - Euro Dollar
Gtd.    - Guaranteed
Jr.     - Junior
NZD     - New Zealand Dollar
Pfd.    - Preferred
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
SLOBS   - Secured Lease Obligations
Sr.     - Senior
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/01 was $10,088,845, which represented 8.98% of the Fund's net assets.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Security fair valued in accordance with the procedures established by the Board of Trustees.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $123,591,050)                                 $118,598,433
------------------------------------------------------------
Receivables for:
  Investments sold                                   929,689
------------------------------------------------------------
  Fund shares sold                                   182,996
------------------------------------------------------------
  Dividends and interest                           2,049,741
------------------------------------------------------------
  Foreign currency contracts outstanding              15,178
------------------------------------------------------------
Other assets                                          12,796
============================================================
    Total assets                                 121,788,833
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            8,711,796
------------------------------------------------------------
  Fund shares reacquired                             508,864
------------------------------------------------------------
Accrued distribution fees                             94,748
------------------------------------------------------------
Accrued transfer agent fees                           29,899
------------------------------------------------------------
Accrued operating expenses                            66,380
============================================================
    Total liabilities                              9,411,687
============================================================
Net assets applicable to shares outstanding     $112,377,146
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 62,707,523
____________________________________________________________
============================================================
Class B                                         $ 47,582,269
____________________________________________________________
============================================================
Class C                                         $  2,087,354
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            7,263,090
____________________________________________________________
============================================================
Class B                                            5,499,654
____________________________________________________________
============================================================
Class C                                              241,463
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.63
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.63 divided
      by 95.25%)                                $       9.06
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.65
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.64
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Interest                                         $10,495,754
------------------------------------------------------------
Dividends                                            221,426
------------------------------------------------------------
Dividends from affiliated money market funds         102,244
============================================================
    Total investment income                       10,819,424
============================================================

EXPENSES:

Advisory fees                                        869,457
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        29,357
------------------------------------------------------------
Distribution fees -- Class A                         184,652
------------------------------------------------------------
Distribution fees -- Class B                         659,005
------------------------------------------------------------
Distribution fees -- Class C                          12,668
------------------------------------------------------------
Interest                                                 895
------------------------------------------------------------
Transfer agent fees                                  394,478
------------------------------------------------------------
Trustees' fees                                         9,989
------------------------------------------------------------
Other                                                112,463
============================================================
    Total expenses                                 2,322,964
============================================================
Less: Fees waived                                   (619,956)
------------------------------------------------------------
    Expenses paid indirectly                          (5,587)
============================================================
    Net expenses                                   1,697,421
============================================================
Net investment income                              9,122,003
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (7,135,805)
------------------------------------------------------------
  Foreign currencies                                  41,986
------------------------------------------------------------
  Foreign currency contracts                          16,540
============================================================
                                                  (7,077,279)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              128,668
------------------------------------------------------------
  Foreign currencies                                   7,883
------------------------------------------------------------
  Foreign currency contracts                         (29,369)
============================================================
                                                     107,182
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (6,970,097)
============================================================
Net increase in net assets resulting from
  operations                                     $ 2,151,906
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   9,122,003    $  11,458,948
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts & swap agreements                                  (7,077,279)     (27,624,530)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts & swap agreements                                     107,182       12,583,172
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                  2,151,906       (3,582,410)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (4,180,316)      (3,110,833)
--------------------------------------------------------------------------------------------
  Class B                                                        (4,789,082)      (4,335,943)
--------------------------------------------------------------------------------------------
  Class C                                                           (94,741)         (20,220)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (1,231)
--------------------------------------------------------------------------------------------
Return of Capital:
  Class A                                                           (65,346)      (1,297,698)
--------------------------------------------------------------------------------------------
  Class B                                                           (81,727)      (2,088,596)
--------------------------------------------------------------------------------------------
  Class C                                                            (1,579)          (9,264)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (2,240)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        16,986,137      (14,226,418)
--------------------------------------------------------------------------------------------
  Class B                                                       (25,288,755)     (33,405,587)
--------------------------------------------------------------------------------------------
  Class C                                                         1,712,350          279,127
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --         (104,641)
============================================================================================
    Net increase (decrease) in net assets                       (13,651,153)     (61,905,954)
============================================================================================

NET ASSETS:

  Beginning of year                                             126,028,299      187,934,253
============================================================================================
  End of year                                                 $ 112,377,146    $ 126,028,299
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 238,103,790    $ 244,842,709
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (20,429)          (3,518)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures contracts & swap agreements             (120,728,575)    (113,726,070)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (4,977,640)      (5,084,822)
============================================================================================
                                                              $ 112,377,146    $ 126,028,299
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On October 31, 2001, undistributed net investment income was increased by $73,877, undistributed net realized gains increased by $74,774 and paid in capital decreased by $148,651 as a result of book/tax differences due to foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund's capital loss carryforward of $120,664,368 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD      EXPIRATION
   ------------      ----------
   $ 65,749,433   October 31, 2003
   -------------------------------
      6,435,251   October 31, 2006
   -------------------------------
     15,371,600   October 31, 2007
   -------------------------------
     26,076,211   October 31, 2008
   -------------------------------
      7,031,873   October 31, 2009
   ===============================
   $120,664,368
   _______________________________
   ===============================


E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at October 31, 2001 were as follows:

                                 CONTRACT TO                       UNREALIZED
   SETTLEMENT               ----------------------                APPRECIATION
      DATE      CURRENCY     DELIVER      RECEIVE      VALUE     (DEPRECIATION)
   ----------  ----------   ----------   ---------   ---------   --------------
   01/07/02       EUR         (625,000)  $577,637    $561,132       $16,505
   01/07/02       NZD         (700,000)   285,180     286,507        (1,327)
   ============================================================================
                            (1,325,000)  $862,817    $847,639       $15,178
   ____________________________________________________________________________
   ============================================================================

G. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

   Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A shares to 1.50%. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $619,956.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $220,333 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class a shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $184,652, $659,005 and $12,668, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $17,139 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $3,289 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the year ended October 31, 2001, the Fund paid no expenses with respect to this firm.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,039 and reductions in custodian fees of $3,548 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,587.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan. During the year ended October 31, 2001, there were no securities on loan.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $101,175,179 and $107,273,697, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 4,422,002
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (9,463,648)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,041,646)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $123,640,079.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001 and the year ended October 31, 2000 were as follows:

                                                          2001                          2000
                                               --------------------------    --------------------------
                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                               ----------    ------------    ----------    ------------
Sold:
  Class A                                       4,333,296    $ 38,745,589     1,203,928    $ 11,556,535
-------------------------------------------------------------------------------------------------------
  Class B                                       1,325,776      12,001,880       727,886       7,090,652
-------------------------------------------------------------------------------------------------------
  Class C                                         329,487       2,937,367        51,395         500,167
-------------------------------------------------------------------------------------------------------
  Advisor Class*                                       --              --            25             256
=======================================================================================================
Issued as reinvestment of dividends:
  Class A                                         334,882       2,995,798       324,043       3,148,620
-------------------------------------------------------------------------------------------------------
  Class B                                         319,936       2,878,924       380,663       3,710,538
-------------------------------------------------------------------------------------------------------
  Class C                                           8,539          75,695         2,405          23,176
-------------------------------------------------------------------------------------------------------
  Advisor Class*                                       --              --            70             715
=======================================================================================================
Conversion of Advisor Class shares to Class A
  shares:**
  Class A                                              --              --        10,457         105,612
-------------------------------------------------------------------------------------------------------
  Advisor Class*                                       --              --       (10,415)       (105,612)
=======================================================================================================
Reacquired:
  Class A                                      (2,735,274)    (24,755,250)   (2,984,827)    (29,037,185)
-------------------------------------------------------------------------------------------------------
  Class B                                      (4,495,292)    (40,169,559)   (4,475,397)    (44,206,777)
-------------------------------------------------------------------------------------------------------
  Class C                                        (149,291)     (1,300,712)      (25,784)       (244,216)
=======================================================================================================
                                                 (727,941)   $ (6,590,268)   (4,795,551)   $(47,457,519)
_______________________________________________________________________________________________________
=======================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).

** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2001       2000(a)     1999      1998(a)       1997
                                                              -------    --------    -------    --------    --------
Net asset value, beginning of period                          $  9.17    $ 10.13     $ 10.80    $  12.00    $  11.76
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.72       0.77        0.68        0.91(b)     0.74
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.53)     (0.99)      (0.66)      (1.27)       0.34
====================================================================================================================
    Total from investment operations                             0.19      (0.22)       0.02       (0.36)       1.08
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.72)     (0.52)      (0.65)      (0.65)      (0.78)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         --          --          --       (0.06)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)     (0.22)      (0.04)      (0.19)         --
====================================================================================================================
    Total distributions                                         (0.73)     (0.74)      (0.69)      (0.84)      (0.84)
====================================================================================================================
Net asset value, end of period                                $  8.63    $  9.17     $ 10.13    $  10.80    $  12.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  2.05%     (2.35)%      0.06%      (3.41)%      9.40%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $62,708    $48,865     $68,675    $102,280    $138,715
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.05%(d)   1.21%       1.41%       1.56%       1.44%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(d)   1.57%       1.41%       1.56%       1.44%
====================================================================================================================
Ratio of net investment income to average net assets             7.94%(d)   7.84%       6.44%       7.73%       6.18%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            89%       309%        235%        306%        149%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $52,757,795.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2001      2000(a)      1999      1998(a)       1997
                                                              -------    -------    --------    --------    --------
Net asset value, beginning of period                          $  9.18    $ 10.15    $  10.81    $  12.01    $  11.77
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.65       0.71        0.62        0.84(b)     0.67
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.51)     (1.01)      (0.66)      (1.28)       0.33
====================================================================================================================
    Total from investment operations                             0.14      (0.30)      (0.04)      (0.44)       1.00
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.66)     (0.45)      (0.58)      (0.57)      (0.71)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         --          --          --       (0.05)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                            (0.01)     (0.22)      (0.04)      (0.19)         --
====================================================================================================================
    Total distributions                                         (0.67)     (0.67)      (0.62)      (0.76)      (0.76)
====================================================================================================================
Net asset value, end of period                                $  8.65    $  9.18    $  10.15    $  10.81    $  12.01
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                  1.47%     (3.11)%     (0.52)%     (4.04)%      8.70%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $47,582    $76,680    $118,904    $188,660    $281,376
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.70%(d)   1.86%       2.07%       2.21%       2.09%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(d)   2.22%       2.07%       2.21%       2.09%
====================================================================================================================
Ratio of net investment income to average net assets             7.29%(d)   7.18%       5.78%       7.08%       5.53%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            89%       309%        235%        306%        149%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $65,900,432.

                                                                               CLASS C
                                                              -----------------------------------------
                                                                                          MARCH 1, 1999
                                                                                           (DATE SALES
                                                              YEAR ENDED OCTOBER 31,      COMMENCED) TO
                                                              -----------------------      OCTOBER 31,
                                                               2001          2000(a)          1999
                                                              -------        --------     -------------
Net asset value, beginning of period                          $ 9.17          $10.14         $10.78
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.65            0.70           0.33
-------------------------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)      (0.51)          (1.00)         (0.63)
=======================================================================================================
    Total from investment operations                            0.14           (0.30)         (0.30)
=======================================================================================================
Less distributions:
  Dividends from net investment income                         (0.66)          (0.45)         (0.31)
-------------------------------------------------------------------------------------------------------
  Returns of capital                                           (0.01)          (0.22)         (0.03)
=======================================================================================================
    Total distributions                                        (0.67)          (0.67)         (0.34)
=======================================================================================================
Net asset value, end of period                                $ 8.64          $ 9.17         $10.14
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                 1.47%          (3.12)%        (1.80)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,087          $  484         $  251
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              1.70%(c)        1.86%          2.07%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.22%(c)        2.22%          2.07%(d)
=======================================================================================================
Ratio of net investment income to average net assets            7.29%(c)        7.18%          5.78%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate                                           89%            309%           235%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,266,827.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Strategic Income Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Strategic Income Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       December 12, 2001
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Strategic Income Fund (the "Fund"), a portfolio of AIM Investment Funds, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)  To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)  To approve changing the fundamental investment restrictions of the Fund.

(4)  To approve making the investment objective of the Fund non-fundamental.

(5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                                        Withheld/
        Trustees/Matter                                                Votes For       Abstentions
        ---------------                                                ---------       -----------
(1)*    Robert H. Graham............................................  104,314,837       3,884,079
        Frank S. Bayley.............................................  104,294,972       3,903,944
        Ruth H. Quigley.............................................  104,221,667       3,977,249
        Bruce L. Crockett...........................................  104,316,746       3,882,170
        Owen Daly II................................................  104,133,611       4,065,305
        Albert R. Dowden............................................  104,333,638       3,865,278
        Edward K. Dunn, Jr. ........................................  104,246,262       3,952,654
        Jack M. Fields..............................................  104,345,696       3,853,220
        Carl Frischling.............................................  104,193,869       4,005,047
        Prema Mathai-Davis..........................................  104,249,127       3,949,789
        Lewis F. Pennock............................................  104,311,203       3,887,713
        Louis S. Sklar..............................................  104,300,433       3,898,483

                                                                                         Votes           Withheld/
        Matter                                                        Votes For         Against         Abstentions
        ------                                                        ---------      -------------      -----------
(2)     Approval of a new Investment Advisory Agreement with A I M
        Advisors, Inc. .............................................  6,648,749         144,730            349,249
(3)(a)  Approval of the Modification of the Fundamental Restriction
        on Issuing Senior Securities and Borrowing Money............  5,325,444         209,515          1,607,769**
(3)(b)  Approval of the Modification of the Fundamental Restriction
        on Underwriting Securities..................................  5,363,979         180,104          1,598,645**
(3)(c)  Approval of the Modification to or Addition of the
        Fundamental Restriction on Industry Concentration...........  5,360,920         164,824          1,616,984**
(3)(d)  Approval of the Modification of the Fundamental Restriction
        on Real Estate Investments..................................  5,351,700         181,275          1,609,753**
(3)(e)  Approval of the Modification of the Fundamental Restriction
        on Purchasing or Selling Commodities........................  5,310,157         231,191          1,601,380**
(3)(f)  Approval of the Modification of the Fundamental Restriction
        on Making Loans.............................................  5,274,010         270,423          1,598,295**
(3)(g)  Approval of the Modification of the Fundamental Policy on
        Investment in Investment Companies..........................  5,323,642         220,541          1,598,545**
(4)     Approval of Making the Investment Objectives of the Fund
        Non-Fundamental.............................................  5,265,796         247,737          1,629,195**
(5)     Ratification of the selection of PricewaterhouseCoopers LLP
        as Independent Accountants of the Fund......................  6,725,710         135,649            281,369

(*) Proposal 1 required approval by a combined vote of all of the portfolios of AIM Investment Funds
(**) Includes Broker Non-Votes

BOARD OF TRUSTEES                                 OFFICERS                              OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                      11 Greenway Plaza
Chairman, President and                           Chairman and President                Suite 100
Chief Executive Officer                                                                 Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Vice President and Secretary          INVESTMENT MANAGER
Frank S. Bayley
Partner, Baker & McKenzie                         Dana R. Sutton                        A I M Advisors, Inc.
                                                  Vice President and Treasurer          11 Greenway Plaza
Bruce L. Crockett                                                                       Suite 100
Director                                          Melville B. Cox                       Houston, TX 77046
ACE Limited;                                      Vice President
Formerly Director, President, and                                                       TRANSFER AGENT
Chief Executive Officer                           Gary T. Crum
COMSAT Corporation                                Vice President                        A I M Fund Services, Inc.
                                                                                        P.O. Box 4739
Owen Daly II                                      Mary J. Benson                        Houston, TX 77210-4739
Formerly, Director                                Assistant Vice President and
Cortland Trust, Inc.                              Assistant Treasurer                   CUSTODIAN

Albert R. Dowden                                  Sheri Morris                          State Street Bank and Trust Company
Chairman,                                         Assistant Vice President and          225 Franklin Street
The Cortland Trust, Inc. and                      Assistant Treasurer                   Boston, MA 02110
DHJ Media, Inc.; and
Director, Magellan Insurance Company,                                                   COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                                                                Ballard Spahr
Volvo Group North America, Inc.; and                                                    Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                         1735 Market Street
                                                                                        Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                          COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                        919 Third Avenue
                                                                                        New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                 DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                         A I M Distributors, Inc.
of the U.S. House of Representatives                                                    11 Greenway Plaza
                                                                                        Suite 100
Carl Frischling                                                                         Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                   AUDITORS

Prema Mathai-Davis                                                                      PricewaterhouseCoopers, LLP
Member, Visiting Committee,                                                             1201 Louisiana, Suite 2900
Harvard University Graduate School                                                      Houston, TX 77002
of Education, New School University;
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 2.44% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 0.76% was derived from U.S. Treasury
Obligations.

                          EQUITY FUNDS

      DOMESTIC EQUITY FUNDS          INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                               leadership in the mutual fund industry since
        MORE AGGRESSIVE                      MORE AGGRESSIVE                   1976 and managed approximately $141 billion
                                                                               in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)  AIM Developing Markets                         including individual investors, corporate
AIM Mid Cap Opportunities(1)    AIM European Small Company                     clients and financial institutions, as of
AIM Large Cap Opportunities(1)  AIM Asian Growth                               September 30, 2001.
AIM Emerging Growth             AIM International Emerging Growth                  The AIM Family of Funds--Registered
AIM Small Cap Growth            AIM Global Aggressive Growth                   Trademark-- is distributed nationwide, and
AIM Aggressive Growth           AIM European Development                       AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth              AIM Euroland Growth                            complex in the United States in assets under
AIM Dent Demographic Trends     AIM International Equity                       management, according to Strategic Insight,
AIM Constellation               AIM Global Growth                              an independent mutual fund monitor. AIM is a
AIM Large Cap Growth            AIM Worldwide Spectrum                         subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                  AIM Global Trends                              world's largest independent financial
AIM Small Cap Equity            AIM International Value(3)                     services companies with $361 billion in
AIM Capital Development                                                        assets under management as of September 30,
AIM Charter                                 MORE CONSERVATIVE                  2001.
AIM Mid Cap Equity
AIM Select Equity(2)                       SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                    MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                 AIM New Technology
AIM Large Cap Basic Value       AIM Global Telecommunications and Technology
AIM Balanced                    AIM Global Energy(4)
AIM Basic Balanced              AIM Global Infrastructure
                                AIM Global Financial Services
        MORE CONSERVATIVE       AIM Global Health Care
                                AIM Global Utilities
                                AIM Real Estate(5)

                                            MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS          TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                      MORE AGGRESSIVE

AIM High Yield II               AIM High Income Municipal
AIM High Yield                  AIM Municipal Bond
AIM Strategic Income            AIM Tax-Free Intermediate
AIM Income                      AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                 MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

        MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       SINC-AR-1

A I M DISTRIBUTORS, INC.